Exhibit 99.2

Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B

                                                 -------------------------------------------------------------------------
                                                        REVISED               ORIGINAL
                                                        NOV 96                  NOV 96                 VARIANCE
                                                 -------------------------------------------------------------------------
                  COLLECTIONS
                  -----------
INTEREST PAYMENTS RECEIVED                             2,286,969.61           2,285,685.65              1,283.96     (3)
LIQUIDATION PROCEEDS - INTEREST             (2)              212.75                   0.00                212.75
RECOVERIES FROM PRIOR MONTHS                (2)          294,742.30             179,344.25            115,398.05     (5)
                                                         ----------               --------            ----------
TOTAL INTEREST RECEIVED                                2,581,924.66           2,465,029.90            116,894.76

PRINCIPAL PAYMENTS RECEIVED                           10,579,265.56          10,497,606.84             81,658.72     (3)
REPURCHASED LOAN PROCEEDS                                      0.00                   0.00                  0.00
LIQUIDATION PROCEEDS - PRINCIPAL                          46,348.54             213,965.93           (167,617.39)    (4)
                                                          ---------             ----------          ------------
TOTAL PRINCIPAL RECEIVED                              10,625,614.10          10,711,572.77            (85,958.67)

TOTAL COLLECTIONS                                     13,207,538.76          13,176,602.67             30,936.09

             DISTRIBUTABLE AMOUNTS          (1)
             ---------------------
SERVICING FEE AT 1.00%                                   198,567.94             198,444.55                123.39
CLASS A COUPON INTEREST AT 6.55%                       1,248,594.10           1,247,818.22                775.88
CLASS B COUPON INTEREST AT 6.70%                          53,217.35              53,184.28                 33.07
                                                          ---------              ---------                 -----
TOTAL COUPON INTEREST                                  1,301,811.45           1,301,002.50                808.95
COUPON INTEREST AND SERVICING                          1,500,379.39           1,499,447.05                932.34

TOTAL PRINCIPAL RECEIVED                              10,625,614.10          10,711,572.77            (85,958.67)
REALIZED LOSS                                            649,520.66             481,903.27            167,617.39     (4)
                                                         ----------             --------              ----------
(GROSS-LIQUIDATION)
TOTAL PRINCIPAL                                       11,275,134.76          11,193,476.04             81,658.72
TOTAL COUPON INTEREST                                  1,301,811.45           1,301,002.50                808.95
TOTAL SERVICING FEE                                      198,567.94             198,444.55                123.39
                                                         ----------             ----------                ------
INTEREST, PRINCIPAL & SERVICE FEE                     12,775,514.15          12,692,923.09             82,591.06

                 RESERVE FUND
                 ------------
INTEREST COLLECTED                                     2,581,924.66           2,465,029.90            116,894.76
COUPON INTEREST                                      (1,301,811.45)         (1,301,002.50)               (808.95)
SERVICING FEE                                          (198,567.94)           (198,444.55)               (123.39)
REALIZED LOSS (GROSS-LIQUIDATION)                      (649,520.66)           (481,903.27)           (167,617.39)
                                                       ------------           ------------          ------------
EXCESS CASH TO RESERVE FUND                              432,024.61             483,679.58            (51,654.97)
RESERVE FUND BEGINNING BALANCE                         7,739,337.49           7,744,149.69             (4,812.20)
RESERVE ACCOUNT RELEASE TO SELLER                        798,466.50             847,467.55            (49,001.05)
                                                         ----------             ----------           -----------
RESERVE FUND ENDING BALANCE                 (1)        7,372,895.60           7,380,361.72             (7,466.12)

                WIRE TO TRUSTEE
                ---------------
TOTAL COLLECTIONS                                     13,207,538.76          13,176,602.67             30,936.09
SERVICING FEE                                           (198,567.94)           (198,444.55)              (123.39)
                                                       ------------           ------------              --------
OVER/(UNDER) WIRED                                    13,008,970.82          12,978,158.12            (30,812.70)
                                                      =============          =============            ===========

            OTHER REPORTED BALANCES
            -----------------------
RESERVE FUND INVESTMENT INCOME              (7)          31,841.69               34,116.00             (2,274.31)    (6)
                                                         =========               =========             =========


FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated..

(5) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(6) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(7) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.